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                                                                   Exhibit 23.1




                CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated March 7, 2000, in Pre-Effective Amendment No. 1 to the Registration Statement (Form S-3 No. 333-47160) and related Prospectus of Carreker Corporation (formerly Carreker-Antinori, Inc.) for the Registration of 4,000,000 shares of its common stock.

/s/ Ernst & Young LLP

Dallas, Texas
October 26, 2000